EXHIBIT 21.1

BOYD GAMING CORPORATION

Significant Subsidiaries:

California Hotel and Casino
d.b.a. California Hotel and Casino
d.b.a. Sam’s Town Hotel, Gambling Hall and Bowling Center
(State of Incorporation or Organization) Nevada
(IRS Employer Identification Number) 88-0121743

Boyd Tunica, Inc.
d.b.a. Sam’s Town Hotel and Gambling Hall
(State of Incorporation or Organization) Mississippi
(IRS Employer Identification Number) 64-0829658

Boyd Kenner, Inc.
(State of Incorporation or Organization) Louisiana
(IRS Employer Identification Number) 88-0319489

Mare-Bear, Inc.
d.b.a. Stardust Resort and Casino
(State of Incorporation or Organization) Nevada
(IRS Employer Identification Number) 88-0203692

Sam-Will, Inc.
d.b.a. Fremont Hotel and Casino
(State of Incorporation or Organization) Nevada
(IRS Employer Identification Number) 88-0203673

Eldorado, Inc.
d.b.a. Eldorado Casino
d.b.a. Jokers Wild Casino
(State of Incorporation or Organization) Nevada
(IRS Employer Identification Number) 88-0093922

MSW, Inc.
d.b.a. Main Street Station Hotel, Casino and Brewery
(State of Incorporation or Organization) Nevada
(IRS Employer Identification Number) 88-0310765

Par-A-Dice Gaming Corporation
d.b.a. Par-A-Dice Hotel Casino
(State of Incorporation or Organization) Illinois
(IRS Employer Identification Number) 37-1268902

Boyd Louisiana L.L.C.
(State of Incorporation or Organization) Nevada
(IRS Employer Identification Number) 86-0880651

Treasure Chest Casino, LLC.
d.b.a. Treasure Chest Casino
(State of Incorporation or Organization) Louisiana
(IRS Employer Identification Number) 72-1248550

Blue Chip Casino, LLC.
d.b.a. Blue Chip Casino
(State of Incorporation or Organization) Indiana
(IRS Employer Identification Number) 35-2087676

Boyd Indiana, Inc.
(State of Incorporation or Organization) Indiana
(IRS Employer Identification Number) 88-0310766

Boyd Atlantic City, Inc.
(State of Incorporation or Organization) New Jersey
(IRS Employer Identification Number) 93-1221994

Marina District Development Holding Co., LLC
(State of Incorporation or Organization) New Jersey
(IRS Employer Identification Number) 22-3767831

Marina District Development Company, LLC
(State of Incorporation or Organization) New Jersey
(IRS Employer Identification Number) 22-3598642

California Hotel Finance Co.
(State of Incorporation or Organization) Nevada
(IRS Employer Identification Number) 88-0217850

Boyd Racing, L.L.C.
d.b.a. Delta Downs Racetrack and Casino
(State of Incorporation or Organization) Louisiana
(IRS Employer Identification Number) 91-2121472